Investor Update
June 2011

[BROWN SHOE LOGO]

[BROWN SHOE LOGO]

Safe Harbor Statement
Under the private securities litigation reform act of 1995

This presentation contains certain forward-looking statements and expectations regarding the Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) potential disruption to Brown Shoe’s business and operations as it integrates ASG into its business; (iii) potential disruption to Brown Shoe’s business and operations as it implements its information technology initiatives; (iv) Brown Shoe’s ability to utilize its new information technology system to successfully execute its strategies, including integrating ASG’s business; (v) intense competition within the footwear industry; (vi) rapidly changing fashion trends and purchasing patterns; (vii) customer concentration and increased consolidation in the retail industry; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (ix) the ability to recruit and retain senior management and other key associates; (x) the ability to attract and retain licensors and protect intellectual property rights; (xi) the ability to secure/exit leases on favorable terms; (xii) the ability to maintain relationships with current suppliers; (xiii) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xiv) the ability to source product at a pace consistent with increased demand for footwear; and (xv) the impact of rising prices in a potentially inflationary global environment. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the Company’s Annual Report on Form 10-K for the year ended January 29, 2011, which information is incorporated by reference herein and updated by the Company’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

* In this investor update, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the Company provides historic earnings per diluted share adjusted to exclude certain charges and recoveries, which is a non-GAAP financial measure. These results are included as a complement to results provided in accordance with GAAP because management believes this non-GAAP financial measure helps to identify underlying trends in the Company’s business and provides useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. This measure should not be considered a substitute for or superior to GAAP results.  Please see Schedule 4 to the Company’s May 25, 2011, press release for a reconciliation of this non-GAAP measure to the GAAP measure.

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Diane Sullivan
President and Chief Executive Officer

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At a Glance

Business Mix(1)

Wholesale - 32%
Retail - 68%

•	$2.5B in 2010 net sales, up 11.7% YoY

•	Adjusted EPS of $0.97, up 143% YoY

•	Diversified, synergistic global business model
•	~1,400 stores in all 50 states, Canada and Asia
•	Wholesale brands widely available
•	From premier department stores to mass merchandisers
•	Broad multi-channel platform
•	Design, sourcing, distribution expertise

Brand Mix(1)

All Other
[Famous Footwear Logo]
[Naturalizer Logo]
[Dr. Scholl's Shoes Logo]

•	Strong brand portfolio, leading market share
•	Famous Footwear: leading family branded footwear retailer
•	Naturalizer: one of world’s largest women’s comfort brands
•	Dr. Scholl’s: iconic health and wellness brand
•	Leader in contemporary fashion
•	ASG: performance, lifestyle athletic brands

(1) Trailing 12 months net sales, as of April 30, 2011

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Famous Footwear

•	Destination for branded casual and fitness footwear in family channel
•	Growth initiatives
•	Real estate and new store productivity improvements
•	Long-term target of $225+/sq. ft.
•	Low to mid single-digit same store sales growth, operating margin expansion in 2011
•	FY'10 growth of 10.5%
•	TTM net sales up 4.2% YoY
•	Enhanced consumer engagement to drive conversion rates

Sales per Square Foot
$190
$180
$170
$160
$150

FY'05 - $180
FY'06 - $185
FY'07 - $180
FY'08 - $168
FY'09 - $167
FY'10 - $187

Operating Margin
8%
7%
6%
5%
4%
3%
2%
1%

2005 - 5.6%
2006 - 7.0%
2007 - 6.4%
2008 - 2.0%
2009 - 3.3%
2010 - 6.1%

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Wholesale Brands

•	Leading portfolio of contemporary fashion and healthy living brands

•	Net sales up 25.7% YoY(1)
•	Adjusted operating margin of 3.8%(1)

•	Positive current momentum
•	FY’11 legacy brand sales up low- to mid-single digits(2)

•	Focusing on faster-growing, higher-margin branded business
•	Conducting portfolio review

RETAIL
$300
$50

FASHION

[Dr. Scholl's Logo]
[naturalSoul by naturalizer Logo]
[LifeStride Logo]
[libby. edelman Logo]
[naturaliaer Logo]
[Zodiac USA Logo]
[Fergie Logo]
[Carlos Logo]
[ETIENNA AIGNER Logo]
[FRANCO SARTO Logo]
[Sam Edelman Logo]
[Naya Logo]
[VIA SPIGA Logo]
[VERA WANG LAVERNDER Logo]

(1) Trailing 12 months, as of April 30, 2011; (2) Excluding acquisitions

Wholesale Brands

Natualizer

•	Enhancing product innovation and technology
•	Distributed in over 50 countries
•	Growth via brand family expansion: Naturalizer, Natural Soul and Naya
•	Continued growth in international

Dr. Scholl's

•	Iconic global health and wellness
•	Spans gender, age and categories
•	Growing outside mass channel

Contemporary Fashion

•	Sam Edelman, Via Spiga, Vera Wang, Franco Sarto, Carlos Santana,
•	Modern, high-demand brands poised for expansion
•	Adds fashion influence, design capabilities and potential for lifestyle expansions
•	Grown to ~$225M(1) in net sales from $20M in ‘04

(1) Trailing 12 months, as of April 30, 2011

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First Quarter 2011

Results
•	Consolidated net sales of $624.6M up 4.5% YoY
•	Adjusted EPS of $0.16 met Street estimates
•	Gross profit margin growth at Famous Footwear
•	Net sales growth in Wholesale

Accomplishments
•	Refinanced debt, with closing in May
•	Closed ASG acquisition
•	Made great strides in SAP stabilization
•	Delivered solid earnings

Consolidated Net Sales
(US$M)

$640
$620
$600
$580

1Q'10    $597.7
1Q'11    $624.6

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Expectations

Focus on shareholder value creation
•	Realign portfolio of businesses around strategy
•	Grow topline in core businesses
•	Increased productivity around SG&A, infrastructure costs and capital base

Terrific foundation to build upon
•	Unique combination of retail and wholesale assets and capabilities
•	Strong executive and associate base
•	Consumer-first, innovation-focused and product-driven culture

Act with transparency and openness
•	Consistency
•	Simplifying message: focus on performance drivers and set sound targets and expectations

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Our Mission
To inspire people to feel good and live better... feet first

[graph]

healthy living

[Naturalizer logo]
[AVIA logo]
[Dr. Scholl's Shoes logo]
[ryka logo]

Product Innovation

family

[Famous Footwear logo]

Casual and Fitness Lifestyle

VERTICAL

contemporary fashion

[Via Spiga logo]
[Vera Wang Lavender logo]
[Sam Edelman logo]

Design Capabilities

Strategy

Focus Areas
•	Target three consumer platforms
•	Evolve and align portfolio
•	Capture investment benefits
•	Drive vertical business and synergies
•	Align resources to achieve strategic and financial goals

Guiding principles
•	Driving a product and merchant focus
•	Working to develop compelling brands that inspire our consumers
•	Striving to marry speed and agility with our foundational strengths

Continuing Momentum
•	2010 actions and investments provide foundation for 2011
•	Expect to generate $1.25 to $1.32 EPS in 2011
•	Long-term goals
•	High-single digit operating margin
•	Mid- to high-teens ROIC

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Make a Difference

Empower people

To execute

Strategies

That link to

Financial outcomes

That create

Shareholder value

[BROWN SHOE LOGO]
Thank you